Exhibit 10.19

                                                                  EXECUTION COPY

                     THIRD AMENDMENT TO THE CREDIT AGREEMENT

                                                       Dated as of July 19, 2004

         THIRD AMENDMENT TO THE CREDIT AGREEMENT (this "AMENDMENT") among BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY"), each other grantor party to the Security Agreement referred to below (the "GRANTORS"), the undersigned banks, financial institutions and other institutional lenders party hereto (collectively, the "LENDERS" and each a "LENDER"), and CITICORP USA, INC., as collateral monitoring agent and administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").

         PRELIMINARY STATEMENTS:

         (1) Reference is made to the Credit Agreement, dated as of July 9, 2003 (as amended by the First Amendment to the Credit Agreement, dated as of May 7, 2004, and the Second Amendment to the Credit Agreement, dated as of July 12, 2004 (the "SECOND AMENDMENT"), and as otherwise amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"), among the Company, the lenders from time to time party thereto, the Administrative Agent and Citigroup Global Markets Inc., as lead arranger. Terms defined in the Credit Agreement and not otherwise defined herein are used in this Amendment as defined in the Credit Agreement.

         (2) Reference is made to the Indenture, dated as of December 9, 1996, between the Company and The Bank of New York, as trustee, pursuant to which 8 5/8% senior notes due 2006 (the "2006 SENIOR NOTES") were issued, as supplemented by Supplements dated as of January 1, 1999 and December 4, 2000.

         (3) The Company intends to issue up to $200 million of senior notes due 2014 (the "NEW SENIOR NOTES") pursuant to an indenture to be entered into by the Company and Wilmington Trust Company, as trustee, and to apply the proceeds from the sale of the New Senior Notes (x) to redeem all of the 2006 Senior Notes (including accrued and unpaid interest on such 2006 Senior Notes),
(y) to pay fees and expenses in connection with the offering of the New Senior Notes (the "TRANSACTION COSTS") and (z) to finance the general corporate purposes of the Company and its Subsidiaries. The principal amount of the 2006 Senior Notes outstanding on the redemption date of the 2006 Senior Notes immediately prior to the issuance of the New Senior Notes plus the accrued and unpaid interest on such 2006 Senior Notes as of the redemption date plus the Transaction Costs is referred to collectively as the "2006 PRINCIPAL AMOUNT", and the principal amount of the New Senior Notes in excess of the 2006 Principal Amount is referred to as the "EXCESS PRINCIPAL AMOUNT".

         (4) The Second Amendment amended Section 5.02(b)(iii)(C) of the Credit Agreement to permit the Company to issue up to $150 million in New Senior Notes. The Company has requested that the Required Lenders further amend Section 5.02(b)(iii)(C) of the Credit Agreement to permit the Company to issue up to $200 million in New Senior Notes.

         (5) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Company, and the Company and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Section 5.02(b)(iii)(C) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by replacing the phrase "not more than $50 million greater" with the phrase "not more than $100 million greater".

         SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of (a) this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (b) the consent attached hereto executed by each Grantor. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section
8.01 of the Credit Agreement.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.The Company represents and warrants that:

         (a) The representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case, as of such specific date.

         (b) No Default has occurred and is continuing on the date hereof and, after giving effect to the incurrence of the Excess Principal Amount, the Borrower will be in pro forma compliance with the provisions of Section 5.04 of the Credit Agreement on the basis of the required financial information most recently delivered to the Administrative Agent and the Lender Parties as though the Excess Principal Amount had been incurred as of the first day of the fiscal period covered thereby.

         SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. COSTS AND EXPENSES.The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BUILDING MATERIALS CORPORATION OF AMERICA


                                    By /s/ Susan B. Yoss
                                      ------------------------------------------
                                         Name:  Susan B. Yoss
                                         Title: Senior Vice President

                                    CITICORP USA, INC., as Administrative Agent and Lender


                                    By  /s/ Michael M. Schadt
                                      ------------------------------------------
                                         Name:  Michael M. Schadt
                                         Title: Vice President
                                                Asset Based Finance
                                                (212) 816-2433

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS


                                    By /s/ Mark Flink
                                      ------------------------------------------
                                         Name:  Mark Flink
                                         Title: Managing Director

                                    CONGRESS FINANCIAL CORPORATION


                                    By /s/ David Hill
                                      ------------------------------------------
                                         Name:  David Hill
                                         Title: AVP

                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By  /s/ Renee Singer
                                      ------------------------------------------
                                         Name:  Renee Singer
                                         Title: Vice President, Team Leader

                                    JPMORGAN CHASE BANK


                                    By /s/ James M. Dailey
                                      ------------------------------------------
                                         Name:  James M. Dailey
                                         Title: Vice President

                                    GMAC COMMERCIAL FINANCE LLC


                                    By  /s/ Daniel J. Murray
                                      ------------------------------------------
                                         Name:  Daniel J. Murray
                                         Title: 1st Vice President

                                    FLEET CAPITAL CORPORATION


                                    By  /s/ Ira A. Mermelstein
                                      ------------------------------------------
                                         Name:  Ira A. Mermelstein
                                         Title: Vice President

                                    NATIONAL CITY BUSINESS CREDIT, INC.
                                    (formerly National City Commercial Finance,
                                    Inc.)


                                    By  /s/ Jason Hanes
                                      ------------------------------------------
                                         Name:  Jason Hanes
                                         Title: Senior Associate

                                    WELLS FARGO FOOTHILL, INC.


                                    By /s/ Juan Barrera
                                      ------------------------------------------
                                         Name:  Juan Barrera
                                         Title: Vice President

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By /s/ James Desantis
                                      ------------------------------------------
                                         Name:  James Desantis
                                         Title: Duly Authorized Signatory

                                     CONSENT

                                                       Dated as of July 19, 2004



         Each of the undersigned, as Guarantors under the Subsidiary Guaranty dated as of July 9, 2003 (the "GUARANTY") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                   BMCA INSULATION PRODUCTS INC.
                                   BUILDING MATERIALS INVESTMENT CORPORATION
                                   BUILDING MATERIALS MANUFACTURING CORPORATION
                                   DUCTWORK MANUFACTURING CORPORATION
                                   GAF LEATHERBACK CORP.
                                   GAF MATERIALS CORPORATION (CANADA)
                                   GAF PREMIUM PRODUCTS INC.
                                   GAF REAL PROPERTIES, INC.
                                   GAFTECH CORPORATION
                                   LL BUILDING PRODUCTS INC.
                                   PEQUANNOCK VALLEY CLAIM SERVICE COMPANY, INC. SOUTH PONCA REALTY CORP.
                                   WIND GAP REAL PROPERTY ACQUISITION CORP.
                                   BMCA QUAKERTOWN INC.



                                   By /s/ Susan B. Yoss
                                     -------------------------------------------
                                          Name:  Susan B. Yoss
                                          Title: Senior Vice President